Exhibit 10.23

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Loan and Security Agreement (this “Amendment”) is dated as of November 10, 2015 (the “First Amendment Date”) and is entered into by and among (a) (i) PARATEK PHARMACEUTICALS, INC. (“Inc.”), a Delaware corporation, (ii) PARATEK PHARMA, LLC, a Delaware limited liability company (“LLC” and, together with Inc., hereinafter collectively referred to as the “Borrower”) and (iii) each of its subsidiaries (hereinafter collectively referred to as the “Borrower”), (b) (i) HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership, (ii) HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership, and (iii) the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”) and (c) HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A.Borrower and Lender have entered into that certain Loan and Security Agreement dated as of September 30, 2015 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.Amendments.

1.1Section 1.1.  The defined term “Excluded Accounts” in Section 1.1 is hereby amended and restated in its entirety as follows:

“Excluded Account” means (i) any Account (including, for the avoidance of doubt, any cash, cash equivalents or other property contained therein) to the extent, and for so long as, such Account is pledged and used exclusively to secure performance of obligations arising under clause (vi) of the defined term “Permitted Liens”, and whether such pledge is by escrow or otherwise and (ii) the Transcept Royalty Account.

1.2Section 1.1.  Section 1.1 is hereby amended by adding the following defined term in alphabetical order:

“Transcept Royalty Account” means Bank of America account no. xxxxxxxx1066, provided that such account is exclusively used for and the only proceeds transferred, deposited, maintained in such account are with respect to:  (i) royalty payments on account of sales of Intermezzo and (ii) proceeds from any sale of rights to receive the foregoing.

1.3Section 7.7.  Section 7.7 is hereby amended and restated in its entirety as follows:

7.7Distributions.  Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other equity interest other than (i) pursuant to employee, director or consultant stock purchase or repurchase plans or other similar agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, and provided that the aggregate amount of all such repurchases does not exceed $500,000, or (ii) conversion of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof; provided, however, in each case (i) and (ii), the repurchase or redemption price does not exceed the original consideration paid for such stock or equity interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except that (i) a Subsidiary may pay dividends or make distributions to Borrower or any other Subsidiary of Borrower, provided that such Subsidiary has entered into a Joinder Agreement and other documents as shall be reasonably requested by Agent and (ii) Borrower or any Subsidiary may pay dividends consisting solely of amounts contained in the Transcept Royalty Account, or (c) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of $100,000 in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of $100,000 in the aggregate.

1.4Section 7.16.  Section 7.16 is hereby amended and restated in its entirety as follows:

7.16Post-Closing Deliverables. Borrower shall deliver to Agent, within thirty (30) Business Days after the Closing Date, fully-executed Account Control Agreements by and among LLC, Agent, and Bank of America, covering LLC’s account no. xxxxxxxx9095, and (b) within thirty (30) days after the Closing Date, endorsements to Borrower’s property and liability policies, which endorsements shall name Agent as lender loss payee and additional insured and provide that Agent shall receive prior notice of cancellation of such property and liability policies.

2.Borrower’s Representations And Warranties.  Borrower represents and warrants that:

2.1Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender.

2.2Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.Limitation.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.Effectiveness.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1Amendment.  Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

4.2Payment of Lender Expenses.  Borrower shall have paid all Lender Expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment.

5.Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6.Incorporation By Reference.  The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

PARATEK PHARMACEUTICALS, INC.

Signature:	/s/ Douglas W. Pagán
Print Name:	Douglas W. Pagán
Title:	Chief Financial Officer

PARATEK PHARMA, LLC.

Signature:	/s/ Douglas W. Pagán
Print Name:	Douglas W. Pagán
Title:	Chief Financial Officer

Accepted in Palo Alto, California:

AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Associate General Counsel

LENDER:

HERCULES TECHNOLOGY II, L.P.,

a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC,

its General Partner

By: Hercules Technology Growth Capital, Inc.,

its Manager

Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P.,

a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC,

its General Partner

By: Hercules Technology Growth Capital, Inc.,

its Manager

Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Associate General Counsel